UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 2, 2020
______________________________
BRP Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39095	61-1937225
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4010 W. Boy Scout Blvd Suite 200
Tampa, Florida		33607
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (866) 279-0698

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	BRP	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.
As previously disclosed on December 17, 2019, Baldwin Krystyn Sherman Partners, LLC (“BKS”), a subsidiary of BRP Group, Inc. (“BRP Group”), entered into an Asset Purchase Agreement (the “Lanier Purchase Agreement”) to acquire substantially all of the assets of Lanier Upshaw, Inc. (“Lanier”).
In addition, as previously disclosed on December 17, 2019, BRP Insurance Intermediary Holdings, LLC (“BRP Intermediary”), a subsidiary of BRP Group, entered into an Asset Purchase Agreement (the “Highland Purchase Agreement” and together with the Lanier Purchase Agreement, the “Purchase Agreements”) to acquire substantially all of the assets of Highland Risk Services LLC (“Highland”).
On January 2, 2020, BKS and BRP Intermediary (through its subsidiary BRP Specialty Wholesale, LLC) (collectively, the “BRP Purchasers”) completed the acquisition of substantially all of the assets of Lanier and Highland, respectively, with each acquisition being effective as of January 1, 2020. At the closing of the acquisitions the BRP Purchasers paid aggregate consideration of approximately $41.6 million, consisting of approximately $31.0 million of cash, 389,727 shares of BRP Group’s Class A common stock, $0.01 par value per share, and 286,624 membership interests of BRP Group’s subsidiary, Baldwin Risk Partners, LLC (“BRP LLC”) (and the corresponding 286,624 shares of BRP Group’s Class B common stock, par value $0.0001, issued pursuant to the terms of BRP LLC’s Third Amended and Restated Limited Liability Company Agreement). The securities issued as part of the consideration payable under the Purchase Agreements are subject to contractual transfer restrictions for a period of time. Under the terms of the Purchase Agreements, Lanier and Highland will also have the opportunity to receive in the aggregate up to approximately $13.5 million of additional contingent earnout consideration in cash based upon the achievement of certain post-closing revenue focused performance measures.
Item 9.01 Financial Statements and Exhibits.
The financial statements that are required to be filed under Item 9.01(a) and the pro forma financial information that is required to be filed under Item 9.01(b) will be filed by an amendment to this Current Report on Form 8-K within 71 calendar days of the date on which this Current Report on Form 8-K is required to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRP GROUP, INC.

Date: January 2, 2020	By:	/s/ Kristopher A. Wiebeck
Name: Kristopher A. Wiebeck
Title: Chief Financial Officer